                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOMOS CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)

             Delaware                                   13-3025891
-----------------------------------------  ------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

 2591 Wexford Bayne Road, Sewickley, PA                      15143
-----------------------------------------  ------------------------------------
(Address of principal executive offices)                   (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-87158

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                 Not Applicable
                    -----------------------------------------
                  (Title of each class to be so registered)

                                 Not Applicable
                    -----------------------------------------
                 (Name of each exchange on which each class
                              is to be registered)


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $.0001
                    -----------------------------------------
                                (Title of class)


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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The registrant is registering shares of Common Stock, par value $0.0001 per share, pursuant to a Registration Statement on Form S-1 (File No. 333-87158) that was originally filed with the Securities and Exchange Commission (the "Commission") on April 29, 2002 (as amended by Amendment No. 1 filed with the Commission on June 5, 2002 and Amendment No. 2 filed with the Commission on June 19, 2002, and as may be further amended, the "Registration Statement"). Reference is made to the section entitled "Description of Capital Stock" in the prospectus forming a part of the Registration Statement, and all amendments to the Registration Statement subsequently filed with the Commission, including any prospectus relating thereto filed subsequently pursuant to Rule 424(b) of the Securities Act of 1933, as amended. Such Registration Statement and all amendments to the Registration Statement are hereby deemed to be incorporated by reference into this Registration Statement in accordance with Instruction to Item 1 of this Form.


ITEM 2.           EXHIBITS.

                  ---------------------------------------------------------------------------------------------------
                     EXHIBIT NO.                                       DESCRIPTION
                  ---------------------------------------------------------------------------------------------------
                          1           Form  of registrant's Amended and Restated Certificate of Incorporation
                                      (incorporated by reference to Exhibit 3.1(b) to Amendment No. 2 to the
                                      Registration Statement on Form S-1 (File No. 333-87158) of the registrant filed on June 19, 2002).
                  ---------------------------------------------------------------------------------------------------
                          2           Form of registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2(b) to the Registration Statement on Form S-1 (file No.
                                      333-87158) of the registrant).
                  ---------------------------------------------------------------------------------------------------
                          3           Form of 1995 Registration Rights Agreement (incorporated by reference to
                                      Exhibit 10.1(a) to the Registration Statement on Form S-1 (file No.
                                      333-87158) of the registrant).
                  ---------------------------------------------------------------------------------------------------
                          4           Form of 1997 Warrant Registration Rights (incorporated by reference to
                                      Exhibit 10.1(b) to the Registration Statement on Form S-1 (file No.
                                      333-87158) of the registrant).
                  ---------------------------------------------------------------------------------------------------
                          5           Form of 1999 Warrant Registration Rights (incorporated by reference to
                                      Exhibit 10.1(c) to the Registration Statement on Form S-1 (file No.
                                      333-87158) of the registrant).
                  ---------------------------------------------------------------------------------------------------
                          6           Form of Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.1(d) to the Registration Statement on Form S-1 (file
                                      No. 333-87158) of the registrant).
                  ---------------------------------------------------------------------------------------------------


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


June 19, 2002                     NOMOS CORPORATION


                                  By:   /s John W. Manzetti
                                       ----------------------------------------
                                  Title:  President and CEO



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                                INDEX TO EXHIBITS

-------------------------------------------------------------------------------
   EXHIBIT NO.                   DESCRIPTION
   -----------                   -----------
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         1        Form of registrant's Amended and Restated Certificate of
                  Incorporation (incorporated by reference to Exhibit 3.1(b) to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-87158) of the registrant filed on June 19,
                  2002).
-------------------------------------------------------------------------------
         2 Form of registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2(b) to the Registration Statement on Form S-1 (file No. 333-87158) of the registrant).
-------------------------------------------------------------------------------
         3 Form of 1995 Registration Rights Agreement (incorporated by reference to Exhibit 10.1(a) to the Registration Statement on Form S-1 (file No. 333-87158) of the registrant).
-------------------------------------------------------------------------------
         4 Form of 1997 Warrant Registration Rights (incorporated by reference to Exhibit 10.1(b) to the Registration Statement on Form S-1 (file No. 333-87158) of the registrant).
-------------------------------------------------------------------------------
         5 Form of 1999 Warrant Registration Rights (incorporated by reference to Exhibit 10.1(c) to the Registration Statement on Form S-1 (file No. 333-87158) of the registrant).
-------------------------------------------------------------------------------
         6 Form of Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.1(d) to the Registration Statement on Form S-1 (file No. 333-87158) of the registrant).
-------------------------------------------------------------------------------